UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 14, 2018

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Granite Construction Incorporated (the “Company” or “Granite”) filed a Current Report on Form 8-K on June 14, 2018 (the “Original Report”) to report, among other things, the completion of its acquisition (the “Merger”) of Layne Christensen Company (“Layne”). This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and restates in its entirety Item 9.01 of the Original Report to include the consolidated financial statements of Layne pursuant to Item 9.01(a) of Form 8-K and the unaudited pro forma financial information pursuant to Item 9.01(b) of Form 8-K that were excluded from the Original Report.

Item 9.01Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Layne as of January 31, 2018 and for the years ended January 31, 2018 and 2017, the notes related thereto, and the independent registered public accounting firm’s reports of Deloitte & Touche LLP relating to the financial statements and internal control over financial reporting of Layne contained in pages 45 through 87 of Layne’s Annual Report on Form 10-K for the year ended January 31, 2018 is included as Exhibit 99.1 to this Amendment No. 1 and is incorporated herein by reference.

The unaudited condensed consolidated interim financial statements of Layne as of April 30, 2018 and for the three months ended April 30, 2018 and 2017 contained in pages 3 through 27 Layne’s Quarterly Report on Form 10-Q is included as Exhibit 99.2 to this Amendment No. 1 and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information relating to the Company’s acquisition of Layne is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
99.1

Audited Consolidated Financial Statements of Layne Christensen Company as of January 31, 2018 and for the years ended January 31, 2018 and 2017, the notes related thereto, the reports of the Independent Registered Public Accounting Firm relating to the financial statements and internal control over financial reporting (Incorporated herein by reference to pages 45 through 87 of  Layne Christensen Company’s Annual Report on Form 10-K for the year ended January 31, 2018 filed with the Securities and Exchange Commission on April 10, 2018)

99.2

Unaudited condensed consolidated interim financial statements of Layne Christensen Company as of April 30, 2018 and for the three months ended April 30, 2018 and 2017 (Incorporated herein by references to pages 3 through 27  Layne Christensen Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2018 filed with the Securities and Exchange Commission on June 5, 2018)

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

Date: August 28, 2018	By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary